SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ ] Filed by a Party other than the Registrant [ X ]

Check the appropriate box:

[  ]    Preliminary Proxy Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))

[ X ]   Definitive Proxy Statement
[  ]    Definitive Additional Materials

[  ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or
        Sec. 240.14a-12

                         Liberty Term Trust, Inc. - 1999

                (Name of Registrant as Specified In Its Charter)

                            Federated Investors, Inc.

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[       ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

        1. Title of each class of securities to which transaction applies:

        2. Aggregate number of securities to which transaction applies:

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4. Proposed maximum aggregate value of transaction:

        5. Total fee paid:

[  ]    Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:

        2) Form, Schedule or Registration Statement No.:

        3) Filing Party:

        4) Date Filed:

                          LIBERTY TERM TRUST, INC.-1999

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 28, 1999

     The Annual Meeting of the shareholders of Liberty Term Trust, Inc.-1999 (the "Fund") will be held on the 1st Floor of 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m., May 28, 1999, for the following purposes:

     (1) To elect four Class III Directors and Directors that have been newly appointed by the Board of Directors to fill vacancies, each to hold office until the Fund's liquidation, anticipated to be on or about the close of business on December 31, 1999;

     (2) To ratify or reject the selection by the Board of Directors of the firm of Ernst & Young LLP as Independent Auditors for the Fund; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed April 9, 1999, as the record date for determination of shareholders entitled to vote at the meeting.

                                                       By Order of the Directors
                                                               JOHN W. McGONIGLE

                                                                       SECRETARY

April 19, 1999

                    SIGN, DATE, AND RETURN THE ENCLOSED PROXY

                      PROMPTLY TO AVOID ADDITIONAL EXPENSE

YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                          LIBERTY TERM TRUST, INC.-1999

                            FEDERATED INVESTORS FUNDS

                              5800 CORPORATE DRIVE

                       PITTSBURGH, PENNSYLVANIA 15237-7000

                                 PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors of the Fund (the "Directors"). The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Fund or by appearing personally on May 28, 1999, at 5800 Corporate Drive, 1st Floor, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. at the annual meeting of shareholders ("Annual Meeting").

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Fund or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as currently exists for instructions communicated in written form. The Fund will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of Shares held of record by such persons. The Directors propose to mail the enclosed notice of meeting, proxy card, and this Proxy Statement on or about April 19, 1999.

On April 9, 1999, the Fund had outstanding 5,625,018 shares of capital stock ("Shares"), each Share being entitled to one vote. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting. A majority of the outstanding Shares of the Fund entitled to vote at the meeting, represented in person or by proxy, shall be required to constitute a quorum at the Annual Meeting.

For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Annual Meeting. Under the Fund's Articles of Incorporation, the votes required to elect Directors and ratify independent auditors will be determined with reference to a percentage of votes cast at the Annual Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve other matters may be determined with reference to a percentage of votes present at the Annual Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

The Fund's annual report, which includes audited financial statements for the fiscal year ended December 31, 1998, was previously mailed to shareholders. To request an annual report, send a written request to the Fund's principal offices located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 or call toll-free 1-800-341-7000.

If you have questions concerning this Proxy Statement, write to Boston Equiserve (a subsidiary of the Fund's Transfer Agent, State Street Bank and Trust Company) at P.O. Box 8200, Boston, MA 02266-8200 or call 1-800-426-5523.

                              ELECTION OF DIRECTORS

At the Annual Meeting, votes will be taken on the election of the persons listed below as Directors of the Fund to hold office until the Fund's liquidation anticipated to be on or about the close of business on December 31, 1999. In the event of a liquidation, the Directors shall continue to serve for the time the Fund shall continue to exist for the purpose of paying, satisfying, and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs. After the close of business on December 31, 1999, if the Fund has not completed such liquidation and wound up its business and affairs, the Directors shall become trustees of the Fund's assets for purposes of liquidation with full powers granted to directors of a corporation which has voluntarily dissolved.

     Mr. John F. Cunningham, Mr. Charles F. Mansfield and Mr. John S. Walsh are standing for election to fill the vacancies created by the resignations on January 2, 1999, of Mr. Wesley W. Posvar, a Class I Director, Mr. James E. Dowd, a Class II Director, and Mr. Edward L. Flaherty, Jr., a Class III Director.

All of the nominees are presently serving as Directors of the Fund. Election of a Director requires the affirmative vote of a plurality of the votes cast at the Annual Meeting. A "plurality" is defined as more votes cast for than against a nominee. A Director may be removed from office only for cause by vote of at least 75% of the Shares entitled to be voted on the matter.

The Directors are classified into three classes. At the Initial Annual Meeting of Shareholders held on May 18, 1993, Class I, Class II and Class III Directors were elected to serve terms of one, two and three years, respectively, and until their successors are elected and qualified. At each succeeding Annual Meeting of Shareholders, successors to the Directors whose terms expire at that Annual Meeting were re-elected for a three-year term or until their successors were elected and qualified or until the Fund completes its liquidation.

The Directors standing for election and current Class I and Class II Directors are listed below with their name, address, birth date, present position(s) held with the Fund, principal occupations for the past five years, total compensation received as a Director from the Fund for its most recent fiscal year, and total compensation received from the Federated Fund Complex for the most recent calendar year. The Federated Fund Complex is comprised of 54 investment companies, whose investment advisers are affiliated with the Fund's Adviser. The companies or organizations related to the principal occupations of Directors standing for election are not affiliated with the Fund. All nominees have consented to serve if elected.

DIRECTORS STANDING FOR ELECTION




NAME                                                                                      TOTAL
BIRTH DATE                                                                  AGGREGATE     COMPENSATION
ADDRESS                       PRINCIPAL OCCUPATIONS                         COMPENSATION  FROM FUND
POSITION WITH FUND            FOR PAST FIVE YEARS                           FROM FUND     AND FUND
                                                                                          COMPLEX
--------------------------------------------------------------------------  ----------------------------
JOHN F. DONAHUE*+#            Chief Executive Officer and Director or            $0       $0 for the
Birth Date: July 28, 1924     Trustee of the Federated Fund Complex;                      Fund and 54
Federated Investors Tower     Chairman and Director, Federated Investors,                 other
1001 Liberty Avenue           Inc.; Chairman and Trustee, Federated                       investment
Pittsburgh, PA                Investment Management Company; Chairman and                 companies in
CHAIRMAN AND                  Director, Federated Investment Counseling,                  the Fund
DIRECTOR/CLASS III            and Federated Global Investment Management                  Complex
                              Corp.; Chairman, Passport Research, Ltd.

--------------------------------------------------------------------------- ----------------------------
--------------------------------------------------------------------------- ----------------------------
THOMAS G. BIGLEY              Director or Trustee of the Federated Fund      $1,048.95    $113,860.22
Birth Date: February 3,       Complex; Director, Member of Executive                      for the Fund
1934                          Committee, Children's Hospital of                           and 54 other
15 Old Timber Trail           Pittsburgh; formerly: Senior Partner, Ernst                 investment
Pittsburgh, PA                & Young LLP; Director, MED 3000 Group,                      companies in
DIRECTOR/CLASS III            Inc.; Director, Member of Executive                         the Fund
                              Committee, University of Pittsburgh.                        Complex

--------------------------------------------------------------------------- ----------------------------
NICHOLAS CONSTANTAKIS         Director or Trustee of the Federated Fund      $1,048.95    $47,958.02
Birth Date: September 3,      Complex; formerly: Partner, Andersen                        for the Fund
1939                          Worldwide SC.                                               and 39 other
175 Woodshire Drive                                                                       investment
Pittsburgh, PA                                                                            companies in
DIRECTOR/CLASS III                                                                        the Fund
                                                                                          Complex

--------------------------------------------------------------------------- ----------------------------
JOHN E. MURRAY, JR., J.D.,    Director or Trustee of the Federated Fund      $1,048.95    $113,860.22
S.J.D.#                       Complex; President, Law Professor, Duquesne                 for the Fund
Birth Date: December 20,      University; Consulting Partner, Mollica &                   and 54 other
1932                          Murray.                                                     investment
President, Duquesne                                                                       companies in
University                    Previous Positions: Dean and Professor of                   the Fund
Pittsburgh, PA                Law, University of Pittsburgh School of                     Complex
DIRECTOR/CLASS III            Law; Dean and Professor of Law, Villanova
                              University School of Law.

--------------------------------------------------------------------------- ----------------------------
JOHN F. CUNNINGHAM**          Director or Trustee of some of the                 $0       $0 for the
Birth Date: March 5, 1943     Federated Funds; Chairman, President and                    Fund and  43
353 El Brillo Way             Chief Executive Officer, Cunningham & Co.,                  other
Palm Beach, FL                Inc. ; Trustee Associate, Boston College;                   investment
DIRECTOR/CLASS I              Director, EMC Corporation; formerly:                        companies in
                              Director, Redgate Communications.                           the Fund
                                                                                          Complex

                              Previous Positions: Chairman of the Board and Chief Executive Officer, Computer
                              Consoles, Inc.; President and Chief
                              Operating Officer, Wang Laboratories;
                              Director, First National Bank of Boston;
                              Director, Apollo Computer, Inc.

--------------------------------------------------------------------------- ----------------------------
CHARLES F. MANSFIELD, JR.**   Director or Trustee of some of the                 $0       $0 for the
Birth Date: April 10, 1945    Federated Funds; Management Consultant.                     Fund and
80 South Road                                                                             43  other
Westhampton Beach, NY         Previous Positions: Chief Executive                         investment
DIRECTOR/CLASS II             Officer, PBTC International Bank; Chief                     companies in
                              Financial Officer of Retail Banking Sector,                 the Fund
                              Chase Manhattan Bank; Senior Vice                           Complex
                              President, Marine Midland Bank; Vice
                              President, Citibank; Assistant Professor of
                              Banking and Finance, Frank G. Zarb School

                              of Business, Hofstra University.

--------------------------------------------------------------------------- ----------------------------
JOHN S. WALSH**               Director or Trustee of some of the                 $0       $0 for the
Birth Date: November 28,      Federated Funds; President and Director,                    Fund and  40
1957                          Heat Wagon, Inc.; President and Director,                   other
2007 Sherwood Drive           Manufacturers Products, Inc.; President,                    investment
Valparaiso, IN                Portable Heater Parts, a division of                        companies in
DIRECTOR/CLASS III            Manufacturers Products, Inc.; Director,                     the Fund
                              Walsh & Kelly, Inc.; formerly: Vice                         Complex
                              President, Walsh & Kelly, Inc.

--------------------------------------------------------------------------- ----------------------------

THE CLASS I AND CLASS II DIRECTORS, WHOSE TERMS ARE DESCRIBED ABOVE, ARE AS
FOLLOWS:





NAME                                                                                     TOTAL
BIRTH DATE                                                                 AGGREGATE     COMPENSATION
ADDRESS                     PRINCIPAL OCCUPATIONS                          COMPENSATION  FROM FUND AND
POSITION WITH FUND          FOR PAST FIVE YEARS                            FROM FUND     FUND COMPLEX
-------------------------------------------------------------------------- -----------------------------
JOHN T. CONROY, JR.         Director or Trustee of the Federated Fund       $1,154.01    $125,264.48
Birth Date: June 23, 1937   Complex; President, Investment Properties                    for the Fund
Wood/IPC Commercial Dept.   Corporation; Senior Vice President,                          and 54 other
John R. Wood Associates,    John R. Wood and Associates, Inc., Realtors;                 investment
Inc. Realtors               Partner or Trustee in private real estate                    companies in
3255 Tamiami Trial North    ventures in Southwest Florida; formerly:                     the Fund
Naples, FL                  President, Naples Property Management, Inc.                  Complex
DIRECTOR/CLASS I            and Northgate Village Development
                            Corporation.

-------------------------------------------------------------------------- -----------------------------
WILLIAM J. COPELAND         Director or Trustee of the Federated Fund       $1,154.01    $125,264.48
Birth Date: July 4, 1918    Complex; Director and Member of the                          for the Fund
One PNC Plaza-23rd Floor    Executive Committee, Michael Baker, Inc.;                    and 37 other
Pittsburgh, PA              formerly: Vice Chairman and Director, PNC                    investment
DIRECTOR/CLASS II           Bank, N.A. and PNC Bank Corp.; Director,                     companies in
                            Ryan Homes, Inc.                                             the Fund
                                                                                         Complex

                            Previous Positions: Director, United
                            Refinery; Director, Forbes Fund; Chairman,
                            Pittsburgh Foundation; Chairman, Pittsburgh

                            Civic Light Opera.

-------------------------------------------------------------------------- -----------------------------
LAWRENCE D. ELLIS, M.D.*    Director or Trustee of the Federated Fund       $1,048.95    $113,860.22
Birth Date: October 11,     Complex; Professor of Medicine, University                   for the Fund
1932                        of Pittsburgh; Medical Director, University                  and 54 other
3471 Fifth Avenue           of Pittsburgh Medical Center - Downtown;                     investment
Suite 1111                  Hematologist, Oncologist, and Internist,                     companies in
Pittsburgh, PA              University of Pittsburgh Medical Center;                     the Fund
DIRECTOR/CLASS II           Member, National Board of Trustees, Leukemia                 Complex
                            Society of America.

-------------------------------------------------------------------------- -----------------------------
PETER E. MADDEN             Director or Trustee of the Federated Fund       $1,048.95    $113,860.22
Birth Date: March 16, 1942  Complex; formerly: Representative,                           for the Fund
One Royal Palm Way          Commonwealth of Massachusetts General Court;                 and 54 other
100 Royal Palm Way          President, State Street Bank and Trust                       investment
Palm Beach, FL              Company and State Street Corporation.                        companies in
DIRECTOR/CLASS I                                                                         the Fund
                            Previous Positions: Director, VISA USA and                   Complex
                            VISA International; Chairman and Director,
                            Massachusetts Bankers Association; Director,

                            Depository Trust Corporation.

-------------------------------------------------------------------------- -----------------------------
MARJORIE P. SMUTS           Director or Trustee of the Federated Fund       $1,048.95    $113,860.22
Birth Date: June 21, 1935   Complex; Public                                              for the Fund
4905 Bayard Street          Relations/Marketing/Conference Planning.                     and 54 other
Pittsburgh, PA                                                                           investment
DIRECTOR/CLASS I            Previous Positions: National Spokesperson,                   companies in
                            Aluminum Company of America; business owner.                 the Fund
                                                                                         Complex

-------------------------------------------------------------------------- -----------------------------
J. CHRISTOPHER DONAHUE*+    President or Executive Vice President of the        $0       $0 for the
Birth Date: April 11, 1949  Federated Fund Complex; Director or Trustee                  Fund and 22
Federated Investors Tower   of some of the Funds in the Federated Fund                   other
1001 Liberty Avenue         Complex; President and Director, Federated                   investment
Pittsburgh, PA              Investors, Inc.; President and Trustee,                      companies in
DIRECTOR/CLASS II           Federated Investment Management Company;                     the Fund
                            President and Director, Federated Investment                 Complex
                            Counseling and Federated Global Investment
                            Management Corp.; President, Passport
                            Research, Ltd.; Trustee, Federated
                            Shareholder Services Company; Director,
                            Federated Services Company.




     * This Director is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

     + Mr. John F. Donahue is the father of J. Christopher Donahue, Executive Vice President and Director/Class II of the Fund.

     # Member of the Executive Committee. The Executive Committee of the Board of Directors handles the responsibilities of the Board between meetings of the Board.

     ** Messrs. Cunningham, Mansfield and Walsh became members of the Board of Directors on January 1, 1999. As such, they did not receive any fees as of the fiscal year end of the Fund.

Officers and Directors as a group own less than 1% of the Fund's outstanding Shares.

If any nominee for election as a Director named above shall by reason of death or for any other reason become unavailable as a candidate at the Annual Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the attorneys named therein, or their substitutes, present and acting at the Annual Meeting. Any such substitute candidate for election as an interested Director shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Director who is not an interested person shall be made by a majority of the Directors who are not interested persons of the Fund. The Board of Directors has no reason to believe that any nominee will become unavailable for election as a Director.

During the fiscal year ended December 31, 1998, there were four meetings of the Board of Directors. The interested Directors, other than Dr. Ellis, do not receive fees from the Fund. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Directors were reimbursed for expenses for attendance at Board of Directors meetings.

Other than its Executive Committee, the Fund has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Directors in fulfilling its duties relating to the Fund's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Directors and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Fund's procedures for internal auditing, and reviewing the Fund's system of internal accounting controls.

     Messrs. Conroy, Copeland, Murray and Madden serve on the Audit Committee. These Directors are not interested Directors of the Fund. During the fiscal year ended December 31, 1998, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting.

                              OFFICERS OF THE FUND

The executive officers of the Fund are elected annually by the Board of Directors. Each officer holds the office until qualification of his successor. Each of these executive officers has been an officer of the Fund since November 14, 1990. The names of the executive officers of the Fund and their birth dates addresses, position(s) with the Fund and principal occupations during the last five years are as follows:



JOHN F. DONAHUE Chief Executive Officer and Director or Trustee of the Federated
Fund Birth Date: July 28, 1924 Complex; Chairman and Director, Federated
Investors, Inc.; Chairman Federated Investors Tower and Trustee, Federated
Investment Management Company; Chairman and 1001 Liberty Avenue Director,
Federated Investment Counseling, and Federated Global Pittsburgh, PA Investment
Management Corp.; Chairman, Passport Research, Ltd.

CHAIRMAN AND
DIRECTOR/CLASS III

------------------------------------------------------------------------------------------------------
J. CHRISTOPHER DONAHUE President or Executive Vice President of the Federated
Fund Complex; Birth Date: April 11, 1949 Director or Trustee of some of the
Funds in the Federated Fund Federated Investors Tower Complex; President and
Director, Federated Investors, Inc.; President 1001 Liberty Avenue and Trustee,
Federated Investment Management Company; President and Pittsburgh, PA Director,
Federated Investment Counseling and Federated Global EXECUTIVE VICE PRESIDENT
Investment Management Corp.; President, Passport Research, Ltd.; AND
DIRECTOR/CLASS II Trustee, Federated Shareholder Services Company; Director,
Federated

                              Services Company.

------------------------------------------------------------------------------------------------------
RICHARD B. FISHER President or Vice President of some of the Funds in the
Federated Fund Birth Date: May 17, 1923 Complex; Director or Trustee of some of the Funds in the Federated Federated Investors Tower Fund Complex; Executive
Vice President, Federated Investors, Inc.; 1001 Liberty Avenue Chairman and
Director, Federated Securities Corp.

Pittsburgh, PA

PRESIDENT




------------------------------------------------------------------------------------------------------
EDWARD C. GONZALES            Trustee or Director of some of the Funds in the Federated Fund
Birth Date: October 22,       Complex; President, Executive Vice President and Treasurer of some of
1930                          the Funds in the Federated Fund Complex; Vice Chairman, Federated
Federated Investors Tower     Investors, Inc.; Vice President, Federated Investment Management
1001 Liberty Avenue           Company  and Federated Investment Counseling, Federated Global
Pittsburgh, PA                Investment Management Corp. and Passport Research, Ltd.; Executive
EXECUTIVE VICE PRESIDENT      Vice President and Director, Federated Securities Corp.; Trustee,

                              Federated Shareholder Services Company.


JOHN W. MCGONIGLE             Executive Vice President and Secretary of the Federated Fund Complex;

Birth Date: October 26,       Executive Vice President, Secretary, and Director, Federated
1938                          Investors, Inc.; Trustee, Federated Investment Management Company;
Federated Investors Tower     Director, Federated Investment Counseling and Federated Global
1001 Liberty Avenue           Investment Management Corp.; Director, Federated Services Company;
Pittsburgh, PA                Director, Federated Securities Corp.

EXECUTIVE VICE PRESIDENT
AND SECRETARY


Federated Services Company is the Fund's administrator. For the fiscal year ended December 31, 1998, the Fund's administrative fees were $125,000, none of which was waived.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE ELECTION OF THE NOMINATED DIRECTORS

                      -------------------------------------

                        RATIFICATION OR REJECTION OF THE

                        SELECTION OF INDEPENDENT AUDITORS

The firm of Ernst & Young LLP has been selected as independent auditors for the Fund by a majority of the Directors of the Fund who are not interested persons of the Fund within the meaning of the Investment Company Act of 1940. This selection is being submitted to shareholders for their ratification or rejection at the Annual Meeting. Neither Ernst & Young LLP nor any of its partners have any direct or indirect financial interest in, or any other material relationship to, the Fund, nor are they the beneficial owners of any of the Shares of the Fund. It is not expected that a representative of Ernst & Young LLP will be present at the Annual Meeting.

The Fund's independent auditors provide customary professional services in connection with the audit function for a registered investment company such as the Fund. Their fees for such services include fees for work leading to the expression of opinions on the financial statements included in reports to shareholders, opinions on financial statements included in amendments to the Fund's Registration Statement, and reports on the Fund's system of internal accounting controls required in the annual report on Form N-SAR to the Securities and Exchange Commission. Professional services of the independent auditors are approved by the Audit Committee of the Board of Directors. In approving fees for such services, the Audit Committee determines that their payment does not affect the independence of the independent auditors.

The affirmative vote of a simple majority of Shares present and voting at the meeting is required to ratify the selection of Ernst & Young LLP.

           THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS RATIFICATION

                    OF ITS SELECTION OF INDEPENDENT AUDITORS

             ------------------------------------------------------

                          OTHER MATTERS AND DISCRETION

                         OF ATTORNEYS NAMED IN THE PROXY

While the Annual Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the Board of Directors intends to present or knows that others will present is the business mentioned in the notice of meeting. If any other matters lawfully come before the Annual Meeting, and as to all procedural matters at the meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Annual Meeting.

If a quorum is not present, the Annual Meeting may be adjourned to a later date by the affirmative vote of a majority of the Shares present or represented by proxy. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares cast in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. In the event that a shareholder signs and returns a proxy ballot but does not indicated a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those Shares in favor of such proposal(s).

The following indicates the beneficial ownership of shareholders who, to the best knowledge of the Fund, is the beneficial owner of more than 5% of the outstanding Shares of the Fund as of April 9, 1999: Cede & Co. FAST, New York, New York, owned approximately 3,966,664 Shares (70.52%).

     If you do not expect to attend the Annual Meeting please sign and date your proxy and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

                                                       By Order of the Directors
                                                               JOHN W. McGONIGLE

                                                                       SECRETARY

April 19, 1999

Cusip 531282101

G01616-04 (4/99)                        LTTST-PS-99

    PLEASE MARK VOTES

X

    AS IN THIS EXAMPLE

LIBERTY TERM TRUST, INC.-1999

     (1) Election of four Class III Directors and Directors that have been newly appointed by the Board of Directors to fill vacancies, each to hold office until the Fund's liquidation, anticipated to be on or about the close of business on December 31, 1999:

        John F. Donahue
        Thomas G. Bigley

        Nicholas P. Constantakis
        John E. Murray
        John F. Cunningham
        Charles F. Mansfield, Jr.
        John S. Walsh

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

     (2) To ratify the selection by the Board of Directors of the firm Ernst & Young LLP as Independent Auditors for the Fund.



For All  With- For All

NOMINEES HOLD  EXCEPT

CONTROL NUMBER:
RECORD DATE SHARES:

FOR    AGAINST ABSTAIN

                                   -------------
 Please be sure to sign and date Date this Proxy.

------------------------------------------------
                                                    Mark box at right if an
                                                    address change or comment
                                                    has been noted on the
                                                    reverse side of this card.

Shareholder                                sign
here                                   Co-owner
sign here

------------------------------------------------

DETACH CARD                                                     DETATCH CARD

                         LIBERTY TERM TRUST, INC. - 1999

Dear Shareholder,

Please take note of the important information enclosed with the Proxy Ballot. There are a number of issues related to the management and operation of your Fund that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

     Please mark the boxes on the proxy card to indicate how your Shares shall be voted. Then sign the card, detach it and return your proxy card in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, May 28, 1999.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Liberty Term Trust, Inc. - 1999


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                         LIBERTY TERM TRUST, INC. - 1999

           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned Shareholders of Liberty Term Trust, Inc. -1999 hereby appoint Nicholas J. Seitanakis, Patricia F. Conner, Kary A. Moore, Suzanne W. Land, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all Shares of Liberty Term Trust, Inc. -1999 which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 28, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the Shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to any item, this proxy will be voted affirmatively on that matter. The approval of each proposal is not contingent on the approval of any other matter.

PLEASE RETURN THIS PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE BOTTOM PORTION.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

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